                                                                    Exhibit 99.1





March 22, 2001

Hugh Ward
Office of the United States Trustee
Curtis Center, Suite 950 West
601 Walnut Street
Philadelphia, Pennsylvania 19106

Dear Mr. Ward:

         RE:      MONTHLY OPERATING REPORT
                  LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
                  CASE NO. 00-4398 (JHW)
                  DISTRICT OF DELAWARE

         Enclosed is the Monthly Operating Report of Lernout & Hauspie Speech Products, N.V. for the period of January 1, 2001 through January 31, 2001.

         Please contact me with any questions or comments.

Yours truly,

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.

/s/ Philippe Bodson

Philippe Bodson
Chief Executive Officer
Lernout & Hauspie Speech Products, N.V.


cc:      Clerk of the Bankruptcy Court
         Philippe Bodson                             Lernout & Hauspie Speech Products N.V.
         Thomas Denys                                Lernout & Hauspie Speech Products N.V.
         Luc A. Despins                              Milbank, Tweed, Hadley & McCloy LLP
         Allan S. Brilliant                          Milbank, Tweed, Hadley & McCloy LLP
         Matthew S. Barr                             Milbank, Tweed, Hadley & McCloy LLP
         Robert Dehney                               Morris, Nichols, Arsht & Tunnell
         Claude Gonthier                             Liedekerke Wolters Waelbroeck Kirpatrick & Cerfontaine
         Daniel H. Golden                            Akin, Gump, Strauss, Hauer & Feld, LL
         Bruce Zirinsky                              Cadwalader, Wickersham & Taft
         Bill Lenhart                                BDO Siedman
         Frans Samyn                                 BDO

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                 FOR THE PERIOD OF JANUARY 1 - JANUARY 31, 2001


                  DEBTOR NAME:           Lernout & Hauspie Speech Products, N.V.
                  CASE NUMBER:           Case No. 00-4398 (JHW)


                  As Chief Executive Officer of Lernout & Hauspie Speech Products, N.V., a corporation organized under the laws of the State of Delaware as the debtor and debtor in possession in the above-referenced Chapter 11 case (the "Debtor"), I hereby affirm that:

                  1. I have reviewed the following statements (the "Statements") attached hereto, consisting of a:

                           -         Balance Sheet

                           -         Statement of Operations

                           -         Statement of Cash Flows

                           -         Summary of Bank Accounts

                           -         Statement of Payments to Insiders

                  2. The Statements have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the Debtor's financial activity for the applicable period.

                  3. The insurance described in Section 3 of the Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Operating Guidelines") remains in force.

                  4. All postpetition taxes, as described in Section 4 of the Operating Guidelines, are current and have been paid in the ordinary course of business.

                  5. No professional fees have been paid in connection with applications submitted to the court or in the ordinary course.

                  The attached Statements were prepared by Lernout & Hauspie Speech Products, N.V. under my direction and supervision. Lernout & Hauspie Speech Products, N.V. verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct. Please be advised that the attached Statements may be subject to certain closing adjustments as well as other modifications. If any of the attached figures are restated or modified, an amended operating report will be filed with the U.S. Trustee.



Dated: March 22, 2001               /s/ Philippe Bodson
                                    --------------------------------------
                                    Philippe Bodson
                                    Chief Executive Officer
                                    Lernout & Hauspie Speech Products, N.V.

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
Case No. 00-4398 (JHW)
MONTHLY OPERATING REPORT


                     LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
                             (Debtor in Possession)
                                  BALANCE SHEET
                             AS OF JANUARY 31, 2001
                                   (Unaudited)

ASSETS                                                                                          ($000s)
                                                                                              -----------
Current Assets:
     Cash & Cash Equivalents                                                                  $       251
     Accounts Receivable, Net - Trade                                                               2,929
     Prepaids & Other Current Assets                                                                7,388
                                                                                              -----------
Total Current Assets                                                                               10,568
                                                                                              -----------

Property, Plant and Equipment                                                      14,257
   Less: Accumulated Depreciation                                                  (3,526)
                                                                              -----------
Property, Plant and Equipment (Net)                                                                10,731
Investment in Affiliated Companies (cost)                                                       1,586,835
Accounts Receivable - Intercompany                                                                255,946
Goodwill, net                                                                                     114,809
Deferred Charges, including capitalized intercompany research & development                        28,483
                                                                                              -----------
TOTAL ASSETS                                                                                  $ 2,007,372
                                                                                              ===========

LIABILITIES
Current Liabilities:
     Accounts Payable                                                                         $     2,587
     Accrued Liabilities                                                                            3,225
                                                                                              -----------
Total Current Liabilities                                                                           5,812
                                                                                              -----------

Liabilities Subject to Compromise under Chapter 11 (NOTE 7)                                       707,902
Borrowing under GECC DIP Facility:
   Amounts due to Dictaphone Corporation (NOTE 9)                                                   4,071

                                                                                              -----------
TOTAL LIABILITIES                                                                                 717,785
                                                                                              -----------

STOCKHOLDERS' EQUITY
     Common  Stock                                                                              1,681,020
     Accumulated  Deficit                                                                        (372,424)
     Cumulative Currency Translation Adjustment                                                   (19,009)
                                                                                              -----------
TOTAL STOCKHOLDERS' EQUITY                                                                      1,289,587
                                                                                              -----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                    $ 2,007,372
                                                                                              ===========

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
CASE NO. 00-4398 (JHW)
MONTHLY OPERATING REPORT


                     LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
                             (Debtor in Possession)
                             STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDED JANUARY 31, 2001
                                   (Unaudited)

                                                                            ($000s)
                                                                           -------
REVENUE
     License & Engineering                                                 $   920
     Service (Maintenance, Training, Support)                                   74
     Intercompany royalty charges (excluding Holdings and Dictaphone)           74
     Other                                                                      (3)
                                                                           -------
TOTAL  REVENUE                                                               1,065
                                                                           -------


COST OF SALES
     Cost of Sales - License & Engineering                                       3
                                                                           -------
TOTAL  COST  OF  SALES                                                           3
                                                                           -------

GROSS  PROFIT                                                                1,062
                                                                           -------

OTHER EXPENSES
     Selling, General & Administrative                                       2,866
     Research & Development, including intercompany allocation               4,149
     Depreciation & Amortization                                             1,230
     Goodwill Amortization                                                   1,223
                                                                           -------
TOTAL  OTHER EXPENSE                                                         9,468
                                                                           -------

OPERATING LOSS                                                              (8,406)

Interest  Income                                                                80
Other Expense                                                                  (38)
                                                                           -------

NET LOSS                                                                   $(8,364)
                                                                           =======

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
CASE NO. 00-4398 (JHW)
MONTHLY OPERATING REPORT


                     LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
                             (Debtor in Possession)
                             STATEMENT OF CASH FLOWS
                      FOR THE MONTH ENDED JANUARY 31, 2001
                                   (Unaudited)

                                                                        ($000s)
                                                                        -------
OPERATING ACTIVITIES
Net Loss                                                                $(8,364)
     Adjustments to reconcile net loss to
     Cash used in operating activities:
         Depreciation & Amortization                                      2,453

     Net Change in Assets & Liabilities                                   2,545

                                                                        -------
NET CASH USED IN OPERATING ACTIVITIES                                    (3,366)
                                                                        -------

INVESTING ACTIVITIES
         Net Investment in Fixed Assets                                    --

                                                                        -------
NET CASH PROVIDED BY INVESTING ACTIVITIES                                  --
                                                                        -------

FINANCING ACTIVITIES
     Borrowings under GECC DIP Facility:
         Amount due to Dictaphone Corporation                             2,142

                                                                        -------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                 2,142
                                                                        -------

EFFECT OF EXCHANGE RATE                                                    (282)
                                                                        -------

INCREASE (DECREASE) IN CASH DURING THE PERIOD                           $(1,506)
                                                                        =======

Cash, beginning of period                                               $ 1,757
Cash, end of period                                                     $   251

CASE NO. 00-4398 (JHW)


                     LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
                        NOTES TO MONTHLY OPERATING REPORT


1. THE MONTHLY OPERATING REPORT OF LERNOUT & HAUSPIE SPEECH PRODUCTS N.V. ("L&H NV"), INCLUDES ONLY THE ASSETS, LIABILITIES AND OPERATIONS OF L&H NV AND EXCLUDES ANY OF ITS SUBSIDIARIES. ASSETS AND LIABILITIES ARE STATED AT THEIR HISTORICAL COST; THUS, SUCH AMOUNTS DO NOT REFLECT THEIR FAIR MARKET VALUE.

2. L&H NV commenced a concordat reorganization proceeding in Belgium on November 30, 2000, which, subsequently was rejected by the Belgian court on December 8, 2000. On December 27, 2000, L&H NV commenced a subsequent concordat reorganization proceeding in Belgium, which was granted on January 5, 2001.

3. The financial information is unaudited and is subject to further review and potential adjustment. The books and records for the year ended December 31, 2000 and the month ended January 31, 2001 have not yet been closed and as a result, a number of estimates have been made in the monthly operating report. L&H NV has not yet determined the amount, if any, of royalties due to or from Dictaphone Corporation ("Dictaphone") and L&H Holdings USA, Inc. ("Holdings"). In addition, L&H NV has not yet completed its review of cash disbursements to determine the portion of any such disbursements that should be allocated to Dictaphone, Holdings or any of their subsidiaries. L&H NV has not yet recorded its share of interest and fees related to its borrowing under the GE Capital Corporation ("GECC") DIP Facility. As L&H NV closes its books and evaluates the net realizable value of its assets, including receivables, investment in affiliated companies, goodwill and deferred charges, other adjustments may be required.

4. L&H NV maintains its books and records under Belgian Generally Accepted Accounting Principles ("GAAP"). The monthly operating report is prepared following US GAAP and is in US dollars; accordingly, this report reflects certain estimates which are subject to change upon further analysis and the closing of the books. For example, the Investments in Affiliated Companies is recorded at cost rather than equity as required under US GAAP since the required information is not available at this time. Research and Development costs, a portion of which has been capitalized and a portion expensed, may be adjusted under US GAAP. The estimated foreign currency translation effects incurred in January 2001 have been included in the Cumulative Currency Translation Adjustment as part of Stockholders' Equity, a portion of which may be required to be included in the Statement of Operations. No provisions for restructuring costs have been included in the monthly operating report as reasonable estimates have not yet been determined.

5. L&H NV is in process of completing a restatement of its previously reported financial statements for the year 1998, 1999 and six months ended June 30, 2000 as a result of

CASE NO. 00-4398 (JHW)


     certain "accounting irregularities", principally relating to the timing and validity of the reporting of revenue. In that regard, certain adjustment may be required to this monthly operating report as the effects of the restatement on future periods are known.

6. Two of the Belgian banks setoff sums held in L&H NV's bank accounts at the time of the commencement of the Chapter 11 cases. L&H NV is investigating as to whether the setoff is in violation of the automatic stay.

7.   Liabilities subject to compromise under Chapter 11 include the following:


                                                                   $000s
                                                                 --------
         Notes Payable to Banks                                  $339,390
         Accounts Payable  - Trade                                 16,130
         Accounts Payable - Intercompany                           90,182
         Accrued Expenses, principally interest and VAT Tax        29,291
         Deferred Income                                           54,507
         Long Term Debt - Intercompany                             52,178
         Obligations under capital lease                            7,123
         PIERS                                                    115,384
         Convertible Bonds                                          3,366
         Other                                                        352
                                                                 --------
         TOTAL                                                   $707,902
                                                                 ========


8. Under the concordat, L&H NV may be obligated to pay interest on the Notes Payable to Banks in the amount of approximates $2.3 million per month. Since L&H NV has been operating under Chapter 11 since November 29, 2000, any such payments would be subject to US Bankruptcy Court approval. Since no such approval was granted, no accrual of such interest has been recorded in the monthly operating report.

9. Each of L&H NV, Dictaphone, and Holdings are jointly and severally liable for amounts due to GECC under the GECC DIP Facility. Therefore, any of these entities could be called upon to pay the full amount outstanding under such facility, and any of them was able to use the funds borrowed from GECC. However, for ease of reference, Dictaphone's Monthly Operating Report reflects the $10.0 million borrowed from GECC (plus GECC DIP fees of $585,000 that were added to the principal borrowed) as a liability of Dictaphone, reduced by any use made of a portion of this amount by L&H NV and Holdings. L&H NV borrowed $4.071 million under the GECC DIP Facility as of January 31, 2001. Dictaphone will allocate all interest and fees under the DIP only to those entities that have used the proceeds of the DIP, including L&H NV, in accordance with the related Bankruptcy Court Order. Such allocations have not yet been made.

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
CASE NO. 00-4398 (JHW)
LISTING OF BANK ACCOUNTS
FOR THE MONTH ENDED JANUARY 31, 2001
(in US $)


BANK NAME                                     ACCOUNT #          DESCRIPTION               BOOK BALANCE (1)
---------                                     ---------          -----------               ----------------
TE INCASSEREN VORDERINGEN                      5400000           Petty Cash                     $   4,000
KBC 472-1020321-57 (BEF)                       5504721           Petty Cash                        10,133
KBC 472-1020328-64 (USD)                       5504728           Petty Cash                       230,616
POST FDC 000-0181022-20 (BEF)                  5600001           Petty Cash                         1,538
KAS IEPER                                      5700000           Petty Cash                           363
KAS WEMMEL                                     5700001           Petty Cash                            89
KAS IEPER IN US $                              5710000           Petty Cash                           315
KAS IEPER IN FRANSE FRANK                      5710001           Petty Cash                           300
KAS IEPER IN NEDERLANDSE GULDEN                5710002           Petty Cash                           146
KAS IEPER IN DUITSE MARKEN                     5710003           Petty Cash                           575
KAS IEPER IN ZWITSERSE FRANK                   5710004           Petty Cash                           131
KAS IEPER IN SPAANSE PESETA                    5710005           Petty Cash                             7
KAS IEPER IN ITALIAANSE LIRES                  5710006           Petty Cash                           300
KAS IEPER IN BRITSE PONDEN                     5710007           Petty Cash                           452
KAS IEPER IN ZWEEDSE KRONEN                    5710008           Petty Cash                           105
KAS IEPER IN CANADESE DOLLAR                   5710009           Petty Cash                            33
KAS IEPER IN JAPANSE YEN                       5710010           Petty Cash                           265
KAS IEPER IN HONGKONG DOLLAR                   5710011           Petty Cash                           157
KAS IEPER SINGAPORE DOLLAR                     5710012           Petty Cash                           322
KAS IEPER IN GRIEKSE DRACHMEN                  5710013           Petty Cash                            14
KAS IEPER IN DEENSE KRONEN                     5710014           Petty Cash                           171
KAS IEPER IERSE PONDEN                         5710015           Petty Cash                           211
KAS IEPER PORTUG ESCUDO'S                      5710016           Petty Cash                            79
KAS IEPER FINSE MARKEN                         5710017           Petty Cash                            35
KAS IEPER IN ZUID-KOREAANSE WON                5710018           Petty Cash                           139
KAS IEPER NOORSE KRONEN                        5710019           Petty Cash                           199
                                                                                                ---------
                                                                 TOTAL BOOK BALANCE             $ 250,695
                                                                                                =========


Note:

(1)  Converted at the exchange rate of 43 Belgian francs per US dollar.

LERNOUT & HAUSPIE SPEECH PRODUCTS, N.V.
CASE NO. 00-4398 (JHW)
SUMMARY OF PAYMENTS TO INSIDERS
FOR THE MONTH ENDED JANUARY 31, 2001
(in US $)

Name                                              AMOUNT(1)     REASON
----                                              ---------     ------

Jo Lernout                                        $ 13,953      Salary

Dr. Bert Van Coile                                   6,272      Salary

Carl Dammekens                                       5,847      Salary
Carl Dammekens                                         630      Car Allowance
                                                  --------
  TOTAL  PAYMENTS TO  INSIDERS                    $ 26,703
                                                  ========



NOTE:

(1) Amounts shown above were converted at the January month end exchange rate of 43 Belgium francs per US dollar.